IQST – IQSTEL Becomes a Debt-Free Nasdaq Company With No Convertible Notes or Warrants and Plans to Give $500,000 in Shares as Dividend by the End of the Year

IQSTEL Eliminates All Convertible Notes, Completes Full Payment of QXTEL and Globetopper Acquisitions, and Accelerates Cycurion Partnership

New York, NY – October 9, 2025 – IQSTEL Inc. (NASDAQ: IQST), a Global Connectivity, AI & Digital Corporation, proudly announces it has eliminated all convertible notes from its balance sheet and fully paid for its most recent acquisitions, QXTEL and Globetopper.

With this achievement, IQSTEL has officially become a debt-free company — with no convertible notes and no warrants outstanding — reinforcing its solid financial foundation and long-term commitment to creating shareholder value.

“This is a defining moment for IQSTEL,” said Leandro Iglesias, CEO of IQSTEL Inc. “We have completely eliminated convertible debt and finalized full payment for our latest acquisitions. IQSTEL is stronger, cleaner, and better positioned than ever to execute our growth strategy and deliver consistent value to shareholders.”

A Strong Balance Sheet and Strategic Flexibility

IQSTEL officially enters the select club of debt-free companies, standing out with $17.41 in assets per share and a clean capital structure with zero convertible debt and no warrants outstanding.

This solid financial foundation gives IQSTEL the strength and flexibility to continue executing its growth strategy, supported by a robust balance sheet that reinforces investor confidence.

Building Shareholder Value: $500,000 Dividend Planned

This milestone is a concrete demonstration of how IQSTEL creates shareholder value — reducing liabilities, increasing tangible assets, and delivering real financial benefits.

In conjunction with this financial progress, IQSTEL plans to distribute a $500,000 dividend in shares before the end of 2025, as part of its strategic partnership with Cycurion.

This dividend underscores IQSTEL’s commitment to rewarding shareholders while executing strategic initiatives that expand high-margin business lines and strengthen long-term value creation

Accelerating Cycurion Partnership and AI-Driven Cybersecurity

IQSTEL is now accelerating its collaboration with Cycurion, developing and deploying AI-enhanced cybersecurity services for the global telecom and enterprise markets.

Through this partnership, IQSTEL has entered the cybersecurity arena with a trusted U.S. government-certified technology provider, expanding its portfolio of Telecom, Fintech, AI, and Digital services.

“Eliminating debt, paying off acquisitions, delivering dividends, and expanding into high-tech verticals like AI and cybersecurity — this is how IQSTEL continues to build long-term shareholder value,” added Iglesias.

Financial Growth Objectives

IQSTEL’s roadmap remains on track, with a goal to achieve a $15 million EBITDA run rate in 2025 and a $1 billion revenue run rate by 2027, reinforcing its evolution into a Global Connectivity, AI & Digital Corporation.

IQSTEL Launches Investor Landing Page

To enhance transparency and provide easy access to corporate updates, IQSTEL has launched its official Investors Landing Page, a dedicated portal summarizing key financial metrics, strategic milestones, and news updates.

Visit: www.landingpage.iqstel.com

About IQSTEL Inc.

IQSTEL Inc. (NASDAQ: IQST) is a Global Connectivity, AI, and Digital Corporation providing advanced solutions across Telecom, High-Tech Telecom Services, Fintech, AI-Powered Telecom Platforms, and Cybersecurity. With operations in 21 countries and a team of 100 employees, IQSTEL serves a broad global customer base with high-value, high-margin services. Backed by a strong and scalable business platform, the company is forecasting $340 million in revenue for FY-2025, reinforcing its trajectory toward becoming a $1 billion tech-driven enterprise by 2027.

Use of Non-GAAP Financial Measures: The Company uses certain financial calculations such as Adjusted EBITDA, Return on Assets and Return on Equity as factors in the measurement and evaluation of the Company’s operating performance and period-over-period growth. The Company derives these financial calculations on the basis of methodologies other than generally accepted accounting principles (“GAAP”), primarily by excluding from a comparable GAAP measure certain items the Company does not consider to be representative of its actual operating performance. These financial calculations are “non-GAAP financial measures” as defined under the SEC rules. The Company uses these non-GAAP financial measures in operating its business because management believes they are less susceptible to variances in actual operating performance that can result from the excluded items, other infrequent charges and currency fluctuations. The Company presents these financial measures to investors because management believes they are useful to investors in evaluating the primary factors that drive the Company’s core operating performance and provide greater transparency into the Company’s results of operations. However, items that are excluded and other adjustments and assumptions that are made in calculating these non-GAAP financial measures are significant components in understanding and assessing the Company’s financial performance. These non-GAAP financial measures should be evaluated in conjunction with, and are not a substitute for, the Company’s GAAP financial measures. Further, because these non-GAAP financial measures are not determined in accordance with GAAP, and are thus susceptible to varying calculations, the non-GAAP financial measures, as presented, may not be comparable to other similarly-titled measures of other companies.

Adjusted EBITDA is not a recognized accounting measurement under GAAP; it should not be considered as an alternative to net income, as a measure of operating results, or as an alternative to cash flow as a measure of liquidity. It is presented here not as an alternative to net income, but rather as a measure of the Company's operating performance. Adjusted EBITDA excludes, in addition to non-operational expenses like interest expenses, taxes, depreciation and amortization; items that we believe are not indicative of our operating performance, such as:

▪  Change in Fair Value of Derivative Liabilities: These adjustments reflect unrealized gains or losses that are non-operational and subject to market volatility.

▪  Loss on Settlement of Debt: This represents non-recurring expenses associated with specific financing activities and does not impact ongoing business operations.

▪  Stock-Based Compensation: As a non-cash expense, this adjustment eliminates variability caused by equity-based incentives.

The Company believes Adjusted EBITDA offers a clearer view of the cash-generating potential of its business, excluding non-recurring, non-cash, and non-operational impacts. Management believes that Adjusted EBITDA is useful in evaluating the Company's operating performance compared to that of other companies in its industry because the calculation of Adjusted EBITDA generally eliminates the effects of financing, income taxes, non-cash and certain other items that may vary for different companies for reasons unrelated to overall operating performance and also believes this information is useful to investors.

Safe Harbor Statement: Statements in this news release may be "forward-looking statements". Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions, or any other information relating to our future activities or other future events or conditions. Words such as "anticipate," "believe," "estimate," "expect," "intend", "could" and similar expressions, as they relate to the company or its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about our business based partly on assumptions made by management. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our ability to complete complementary acquisitions and dispositions that benefit our company; our success establishing and maintaining collaborative, strategic alliance agreements with our industry partners; our ability to comply with applicable regulations; our ability to secure capital when needed; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission.

These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may and are likely to differ materially from what is expressed or forecasted in forward-looking statements due to numerous factors. Any forward-looking statements speak only as of the date of this news release, and IQSTEL Inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this news release.

For more information, please visit www.IQSTEL.com.

Investor Relations Contact:

IQSTEL Inc.

300 Aragon Avenue, Suite 375, Coral Gables, FL 33134

Email: investors@IQSTEL.com